SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 30, 2002

(Date of Earliest Event Reported)

HEAVENLY HOT DOGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	87-0674571
(State or Other Jurisdiction of incorporation or organization)	(IRS Employer ID No.)

33-1773NY

(Commission File No.)

4685 S. Highland Dr., Suite 202, Salt Lake City, UT 84117

(Address of Principal Executive Offices)

801-274-1011

(Issuer's Telephone Number, including Area Code)

Item 1. Changes in Control of Registrant.

Pursuant to the acquisition set forth in Item 2, below, the following individuals control the Registrant:
Name	Title	Shares controlled
Trabert S. Turner	President of Trapper's Pizza	3,000,000
	(wholly owned subsidiary)

Item 2. Acquisition or Disposition of Assets.

Pursuant to a majority consent of the outstanding shares of the Company, an Agreement and Plan of Reorganization between Heavenly Hot Dogs, Inc., a Nevada corporation, and Trapper's Pizza, Inc., a Utah corporation, was approved, whereby 3,000,000 shares of Heavenly Hot Dogs, Inc. were exchanged for all of the issued and outstanding shares of Trapper's Pizza, Inc., effective June 30, 2002.

Item 3. Bankruptcy or Receivership.

None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5. Other Events.

None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

None; not applicable.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To be filed within 60 days.

(b) Pro Forma Financial Information.

To be filed within 60 days.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99	Agreement and Plan of Reorganization

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8. Change in Fiscal Year.

None; not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEAVENLY HOT DOGS, INC.

Date: 7/1/2002 By: /s/ Elwood Shepard

Elwood Shepard

President